Exhibit 10.1

STOCK PURCHASE AGREEMENT

Amendment 1

Amendment 1 to the STOCK PURCHASE AGREEMENT effective as of November 9, 2018 by and among TEO FOODS, INC., a Nevada corporation (“Buyer”), NERYS USA INC., a Nevada corporation, each of the Persons set forth on Schedule A thereto (“Sellers”), and COMERCIAL TARGA, S.A. de C.V., a Mexican corporation (the “Company”).

RECITALS

WHEREAS, Sellers, Buyer and Company desire to amend certain terms of that certain Stock Purchase Agreement between the parties that was effective on July 30, 2018.; and

                NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree to amend only Section 2.2 (a) and (b) of the Agreement as follows:

(a)           Three Hundred Eighty Thousand U.S. Dollars (U.S.$380,000) which shall be paid as One Hundred Sixty Thousand (U.S.$160,000) in cash by wire transfer to such account or accounts designated by Sellers to Buyer in writing and a promissory note from the Buyer in the form identified in Exhibit “A” attached hereto in the amount of Two Hundred Twenty Thousand (U.S.$220,000) to be received by the Closing Date; and

(b)       Eight Hundred Sixty Thousand U.S. Dollars (U.S.$860,000) which shall be paid by a promissory note from the Buyer in the form identified in Exhibit “A” attached hereto in the amount of Eight Hundred Sixty Thousand U.S. Dollars (U.S.$860,000) which shall be executed and delivered at Closing.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

BUYER:
TEO FOODS, INC., a Nevada corporation

By:	/s/Jeffrey H. Mackay
Jeffrey H. Mackay
President

SELLERS:
NERYS USA Inc., a Nevada Corporation

By:	/s/ John Cathcart
John Cathcart
President

Sandro Piancone, an individual

By:	/s/ Sandro Piancone
Sandro Piancone

THE COMPANY:
xCOMERCIAL TARGA, S.A. de C.V., a Mexican corporation

By:	/s/ Sandro Piancone
Sandro Piancone
Authorized Signatory